UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2021 (June 15, 2021)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-25225	62-0812904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01) Rights to Purchase Series A Junior Participating Preferred Stock (Par Value $0.01)	CBRL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2021, concurrently with the pricing of the Notes (as defined below), Cracker Barrel Old Country Store, Inc. (the “Company”) entered into a Sixth Amendment (the “Sixth Amendment”) to the Credit Agreement dated as of September 5, 2018 (the “Credit Agreement”), by and among the Company, the subsidiary guarantors named therein, the several banks and other financial institutions and lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent, to permit the issuance of the Notes, the convertible note hedge transactions and the warrant transactions described below (which will be subject to pro forma compliance with financial covenants and no event of default).

The Sixth Amendment:

•        confirms that the issuance, conversion, exchange and settlement of the Notes and the concurrent convertible note hedge and warrant transactions will not constitute a prohibited asset disposition, investment, restricted payment or debt repayment, provided that (i) payments in excess of the original principal (or notional) amount of the Notes and (ii) any payments of cash in settlement of the warrant transaction (to the extent settlement of the Notes is permitted by issuance of shares of the Company’s common stock) will require pro forma compliance with financial covenants after giving effect to such payment;

•        provides that the dividend payment made in September 2020 does not constitute usage of the basket for dividends and repurchases made in the fiscal year ending July 30, 2021;

•        terminates the existing waivers for the financial covenants;

•       terminates the related limitations under the Credit Agreement on the use of the accordion, permitted acquisitions, certain investments, certain restricted payments and capital expenditures;

•        terminates the minimum liquidity requirement; and

•        reinstates the testing of the financial covenants under the Credit Agreement.

The Sixth Amendment is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference. The foregoing description of the Sixth Amendment is qualified in its entirety by reference to such exhibit.

Item 8.01 Other Events.

On June 16, 2021, the Company issued a press release announcing the pricing of the previously announced offering of $275 million aggregate principal amount of convertible senior notes due 2026 (the “Notes”) in a private offering, and the related grant to the initial purchasers of the Notes of an option to purchase up to an additional $25 million aggregate principal amount of Notes in the private offering. The Notes will be sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The closing of the private offering is expected to occur on or about June 18, 2021, subject to customary closing conditions.

In connection with the pricing of the Notes, the Company entered into privately negotiated convertible note hedge and warrant transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions. The Company also announced that it expects to repurchase approximately 233,000 shares of its outstanding common stock with an aggregate value of approximately $35.0 million through privately negotiated transactions effected through one of the initial purchasers or its affiliates, as the Company’s agent. These concurrent repurchases of shares of the Company’s common stock may result in the common stock trading at prices that are higher than would be the case in the absence of these repurchases.

A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements (as defined within the meaning of the Private Securities Litigation Reform Act of 1995), including, but not limited to, statements concerning the Company’s offering of the Notes, the completion, timing and size of the proposed offering, the Company’s intended use of proceeds from the offering of the Notes, the issuance of the Notes by the Company, the anticipated terms of, and the effects of entering into, the convertible note hedge and warrant transactions, and any other business or operational matters. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (“SEC”) and include the risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2020, the Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 and other reports filed with the SEC. The Company undertakes no obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

10.1	Sixth Amendment to Credit Agreement, dated June 15, 2021, by and among Cracker Barrel Old Country Store, Inc., the Subsidiary Guarantors named therein, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent and Collateral Agent.

99.1	Press release issued by Cracker Barrel Old Country Store, Inc. on June 16, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2021

CRACKER BARREL OLD COUNTRY STORE, INC.

By:	/s/ Richard M. Wolfson
Name:	Richard M. Wolfson
Title:	Senior Vice President, General Counsel & Corp. Secretary